Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gilla Inc. (the “Company”) on Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ashish Kapoor, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Gilla Inc.

Date: March 31, 2017	By:	/s/ Ashish Kapoor
Name: Ashish Kapoor
Title: Chief Financial Officer